EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Rezolute, Inc. (the “Company”) on Form 10-K/A for the period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nevan Elam, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       September 24, 2021

By:	/s/ Nevan Elam
Nevan Elam
Chief Executive Officer (Principal Executive & Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Rezolute, Inc. and will be retained by Rezolute, Inc. Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.